UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 1, 2014

A10 NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36343	20-1446869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 West Plumeria Drive

San Jose, CA 95134

(Address of principal executive offices, including zip code)

(408) 325-8668

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 1, 2014, A10 Networks, Inc. (the “Company”) issued a press release regarding financial results for the first quarter ended March 31, 2014. The Company also posted on its website (www.a10networks.com) slides with accompanying prepared remarks regarding such financial results. Copies of the press release and slides with accompanying prepared remarks by the Company are attached as Exhibits 99.1 and 99.2, respectively, and the information in Exhibits 99.1 and 99.2 is incorporated herein by reference.

The information in Item 2.02 and Item 9.01 in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated May 1, 2014, regarding financial results of A10 Networks, Inc. for the first quarter ended March 31, 2014.

99.2	Slides with accompanying prepared remarks of A10 Networks, Inc., dated May 1, 2014, regarding financial results of the first quarter ended March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A10 NETWORKS, INC.

By:	/s/ Greg Straughn
Greg Straughn
Chief Financial Officer

Date: May 1, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 1, 2014, regarding financial results of A10 Networks, Inc. for the first quarter ended March 31, 2014.

99.2	Slides with accompanying prepared remarks of A10 Networks, Inc., dated May 1, 2014, regarding financial results of the first quarter ended March 31, 2014.